EXHIBIT 10.3
Execution Version
SECOND AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF
AGREEMENT
THIS SECOND AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this "Amendment"), is made and entered into as of July 30, 2018, by and among Franklin Electric Co., Inc., an Indiana corporation (the "Company"), NYL Investors LLC ("NYL Investors") and each of the undersigned holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the "Noteholders").
WITNESSETH:
WHEREAS, the Company and the Noteholders are parties to that certain Note Purchase and Private Shelf Agreement, dated as of May 27, 2015, as amended by that certain First Amendment to Note Purchase and Private Shelf Agreement, dated as of October 28, 2016 (as so amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Note Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company; and
WHEREAS, the Company has requested that the Noteholders reinstate the Facility and amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:
1.Shelf Facility Reinstatement.
The Facility is reinstated effective as if it had not expired.
2.Amendments.
(a)Section 2.3 of the Note Agreement is hereby amended by replacing clause (a) of such section in its entirety with the following:
(a)    July 30, 2021 (or if such date is not a Business Day, the Business Day next preceding that date);
(b)Schedule A is hereby amended by replacing the defined term “Available Facility Amount” in its entirety with the following:
“Available Facility Amount” means, at any point in time, (a) $200,000,000, minus (b) the aggregate principal amount of Notes (including the Series A Notes) purchased and sold pursuant to this Agreement prior to that time, minus (c) the aggregate principal amount of Accepted Notes that have not been purchased and sold hereunder prior to that time and for which the closing has not been cancelled, plus (d) the aggregate principal amount of Notes purchased, sold, and repaid or prepaid pursuant to this Agreement prior to that time.
(c)Schedule 5.8 of the Note Agreement is hereby replaced in its entirety with Schedule 5.8 attached hereto.
3.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) to the extent the Company has received an invoice on or prior to the date hereof, reimbursement or payment of the costs and expenses of the Noteholders incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Noteholders) and (ii) executed counterparts to this Amendment from the Company and the Required Holders.
4.Representations, Covenants, and Warranties. To induce the Noteholders to enter into this Amendment, the Company hereby represents, covenants and warrants to the Noteholders that:

(a)The Company is a corporation duly organized and existing in good standing under the laws of the State of Indiana and has the corporate power to own its property and to carry on its business as now being conducted. Each Subsidiary is duly organized and existing in good standing under the laws of its jurisdiction of incorporation and has the corporate power to own its property and to carry on its business as now being conducted except in such instances where the failure could not be reasonably expected to result in a Material Adverse Effect. Each of the Company and its Subsidiaries is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(b)The Company has the corporate power and authority to execute and deliver this Amendment and to perform the provisions hereof. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action, and this Amendment has been duly executed and delivered by authorized officers of the Company and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(c)After giving effect to this Amendment, the representations and warranties contained in the Note Agreement are true, accurate and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) on and as of the date hereof, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true, accurate and correct as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.
5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment.

6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
8.    Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.
9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
12.    Severability. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Note Agreement, respectively.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company, by its respective authorized officers as of the day and year first above written.

COMPANY:
FRANKLIN ELECTRIC CO., INC.
By: /s/ Jonathan M. Grandon
Name: Jonathan M. Grandon
Title: Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT
TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT]

NYL INVESTORS LLC

By: /s/ James M. Belletire

Name: James M. Belletire

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT
TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT]

NOTEHOLDERS

NEW YORK LIFE INSURANCE COMPANY

By: /s/ James M. Belletire

Name: James M. Belletire

Title: Managing Director

NEW YORK LIFE INSURANCE
AND ANNUITY CORPORATION
By: NYL Investors LLC, its Investment Manager

By: /s/ James M. Belletire

Name: James M. Belletire

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT
TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT]

Schedule 5.8
Conflicting Agreements and Other Matters

Third Amended and Restated Credit Agreement dated as of October 28, 2016 by and among (i) the Franklin Electric Co., Inc., an Indiana corporation, Franklin Electric B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid, (ii) the financial institutions party thereto and (iii) JPMorgan Chase Bank, N.A., as Administrative Agent, (including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof), and related guarantees;

Bond Purchase and Loan Agreement, dated December 31, 2012, among The Board of Commissioners of the County of Allen, as Issuer, Franklin Electric Co., Inc., an Indiana corporation, as Borrower, and the Bondholders referred to therein, (including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof), and related guarantees; and

Third Amended and Restated Note Purchase and Private Shelf Agreement dated as of May 28, 2015, between Franklin Electric Co., Inc., an Indiana corporation, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) (“Prudential”) and the Prudential Affiliates party thereto (including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof), and related guarantees.